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                                                                    EXHIBIT 23.1

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

McGLADREY & PULLEN
Certified Public Accountants

CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-30095) of our report, dated February 6, 2004, with respect to the financial statements of First Busey Corporation and Subsidiaries, appearing in this Annual Report on Form 10-K for the year ended December 31, 2003.


                                                 /s/ McGLADREY & PULLEN, LLP

Champaign, Illinois                              McGLADREY & PULLEN, LLP
March 9, 2004


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